UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS
(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA 94109
(Address of principal executive offices)                                 (Zip code)

     Malcolm H. Gissen
Encompass Funds
1700 California Street, Suite 335
San Francisco, CA 94109
(Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

                                    TICKER SYMBOL: ENCPX

ANNUAL REPORT May 31, 2011

ENCOMPASS FUND ANNUAL LETTER
~July 2011~

Dear Fellow Shareholders:

We are very pleased to report another excellent year for the Encompass Fund, for the fiscal year ended May 31, 2011. The Fund gained 55.81% for the fiscal year, and ranked as the #1 International Fund (of approximately 3,400 funds) for that period, according to Morningstar.

Another milestone was reached after the fiscal year-end. On June 30, 2011 the Fund was 5 years old. We are very proud of this achievement, and thank all of our early investors for your faith and confidence in us. We owe no less gratitude to those investors who have invested subsequent to the early days, for your confidence in us.

The Fund's on-going success and outperformance for the period was primarily achieved as the Fund continued to focus on resource companies. As we have reported to you a number of times in the past, we have believed since before the Fund began that the growth of the economies of the world would require increased use of base metals such as copper, and energy such as oil, natural gas, coal and uranium. We also surmised that the people living in countries with evolving economies would want (and need, for different reasons), the precious metals such as gold and silver. We have therefore focused the Encompass Fund, from its inception, on these industries. However, we were established as an "invest anywhere" fund, in that we can, and do, invest in any market capitalization size company, on a global basis, and seeking to find the best companies in any sector or industry that we believe will help us achieve the Fund's long-term objective of capital appreciation. In addition to the "top-down" approach of industries and sectors, we also have a "bottoms-up" approach of investing in companies that we believe will perform especially well.

We are delighted that a number of portfolio companies have excelled. We want to provide a couple of examples because they reflect the types of returns that Encompass is capable of realizing. We hasten to add that not all stocks Encompass buys will perform like these stocks have and that investments in these companies can be very volatile and risky.

2011 Annual Report 1

Among the more successful investments the Fund made for the past year was United States Antimony Corp. This was a long-established company mining and processing antimony in Montana. It had expanded to Mexico, and made acquisitions and needed funds for its growth. The Fund participated in a private placement in April, 2011, at 40 cents per share. It has been very successful in executing its expansion plans, and by May 3l, 2011 had reached a price of $2.67. (As this is being written in mid-July, it is now approximately $3.75) . Another company that we have done well with is Avion Gold Corp. This company operates gold mines in Mali, West Africa, and is doing further exploration in Mali and Burkina Faso. We initially invested in the company in early 2008 at about 50 cents per share. The company was progressing on its "game plan", but needed more money to continue its plans. Unfortunately, it was the end of 2008, and as you may recall, painfully as we do, the markets had tanked. Avion was raising more funds, at 8 cents per Unit. We believed that the company had the right management, project and game plan, and so made an additional investment at that time. Our assessment has proven correct, the market recognizes the fact that the company is now a gold producer and increasing its production, and the stock was $1.66 on May 31. (Avion's prices given are in Canadian dollars.)

Unfortunately, not every investment works out. There are a few companies in the Fund's portfolio that have not yet lived up to our expectations and are below the purchase price. Continental Energy, an oil and gas explorer in Indonesia; BioExx Specialty Proteins (creator of a new and improved method of extracting proteins from seeds), and Goldbrook Ventures (exploring for nickel and platinum group metals in Canada), among others, are all below the Fund's purchase price. We continue to hold these companies because we believe they are undervalued. We also continue to review each of our holdings, and make adjustments (adding or subtracting) as the company's prospects change, and/or market conditions change.

We thank you again for your continued confidence in the Fund, and ask that you tell your friends about the Fund.

Yours very truly,

Malcolm H. Gissen                                Marshall G. Berol

2011 Annual Report 2

Encompass Fund

PERFORMANCE INFORMATION

May 31, 2011 NAV $15.16

TOTAL RATE OF RETURN (%) FOR PERIODS ENDED MAY 31, 2011.

			Since
	1 Year(A)	3 Year(A)	Inception(A)
Encompass Fund	55.81%	17.96%	9.45%
Wilshire 5000 Index(B)	26.91%	1.66%	3.87%

(A)1 Year, 3 Year and Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. 1 Year, 3 Year and Since Inception returns are annualized for periods greater than one year. The inception date of the Encompass Fund was June 30, 2006.

(B)Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-463-3957.

2011 Annual Report 3

Encompass Fund

                                                                     *Net Cash represents cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments
(Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

2011 Annual Report 4

Expense Example
(Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on December 1, 2010 and held through May 31, 2011.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	December 1, 2010
	December 1, 2010	May 31, 2011	to May 31, 2011

Actual	$1,000.00	$1,127.98	$7.69

Hypothetical	$1,000.00	$1,017.70	$7.29
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the half year period).

2011 Annual Report 5

Encompass Fund

		Schedule of Investments
		May 31, 2011
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
435,000	BioExx Specialty Proteins Ltd. * (Canada)	$ 788,655
125,000	MagIndustries Corp. * (Canada)	28,375
		817,030	2.97%
Coal Mining & Processing
35,700	Forbes & Manhattan Coal Corp. * (Canada)	112,526
30,515	L & L Energy, Inc. *	165,391
12,500	SouthGobi Resources Ltd * (Canada)	143,038
		420,955	1.53%
Copper Mining & Processing
750,000	Boxxer Gold Corp. * (Canada)	185,250
800,000	Excelsior Mining Corp. * (Restricted) (Canada)	422,400
11,000	Freeport-McMoRan Copper & Gold Inc.	568,040
400,000	International PBX Ventures Ltd. * (Canada)	160,800
900,000	Redhawk Resources, Inc. * (Canada)	584,100
		1,920,590	6.99%
Drug Delivery Systems
51,000	Delcath Systems, Inc. *	308,550	1.12%
Gold Exploration & Mining
800,000	Aguila American Gold Ltd. * (Restricted) (Canada)	311,200
65,000	Atacama Pacific Gold Corp. * (Canada)	395,005
32,500	Aura Minerals Inc. * (Canada)	89,375
502,500	Avion Gold Corp. * (Canada)	859,275
600,000	Brazil Resources Inc. * (Restricted) (Canada)	706,200
1,000,000	Canarc Resource Corp. * (Canada)	165,000
337,000	Caza Gold Corp. * (Canada)	176,925
40,000	Claude Resources Inc. * (Canada)	88,000
443	Comstock Mining, Inc. *	1,351
300,000	Corex Gold Corp. * (Canada)	137,400
25,900	Exeter Resource Corp. * (Canada)	130,018
68,000	Extorre Gold Mines Limited * (Canada)	779,810
150,000	Gold Standard Ventures Corp. * (Canada)	194,700
135,000	Lydian International Ltd. * (Canada)	335,070
800,000	Nortec Minerals Corp. * (Canada)	247,200
65,000	Rugby Mining Ltd. * (Canada)	72,280
4,000	Seabridge Gold Inc. * (Canada)	119,000
		4,807,809	17.50%
Industrial Metals & Minerals
175,000	American Vanadium Corp. * (Restricted) (Canada)	274,225
164,500	Avalon Rare Metals Inc. * (Canada) +	1,286,390
790,000	Aztec Metals Corp. * (Restricted) (Canada)	31,600
550,000	Dacha Strategic Metals Inc. * (Canada)	362,450
375,000	Goldbrook Ventures * (Canada)	73,500
680,000	United States Antimony Corp. * (Restricted)	1,634,040
		3,662,205	13.33%
Industrial Processing
166,000	EnWave Corp. * (Restricted) (Canada)	329,344	1.20%
Oil & Gas Exploration & Production
20,000	Bellatrix Exploration Ltd. * (Canada)	111,040
680,000	Border Petroleum Corp. * (Restricted) (Canada)	258,400
285,000	Canadian Overseas Petroleum Limited * (Canada)	161,310
1,400,000	Continental Energy Corp. * (Canada)	112,000
6,700	Daylight Energy Ltd. (Canada)	68,802
340,000	Dejour Energy Inc. * (Canada)	122,910
15,100	GeoPetro Resources Company *	6,010
2,362,946	GeoPetro Resources Company * **	845,935
20,000	Gran Tierra Energy Inc. * (Canada)	143,200
70,224	Magnum Hunter Resources Corp. *	500,697
100,000	NiMin Energy Corp. * (Canada)	173,000
800,000	Petrodorado Energy Ltd. * (Canada)	288,000
500,000	Zodiac Exploration Inc. * (Canada)	607,500
		3,398,804	12.38%

* Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These security represents 3.44% of the portfolio at May 31, 2011, and are considered liq-
uid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Portion or all of the security is pledged as collateral for call options written.
See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 6

Encompass Fund

		Schedule of Investments
		May 31, 2011
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Oil & Gas Field Services
500,000	Estrella International Energy Services Ltd. * (Canada)	$ 309,000	1.13%
Real Estate Development
750,000	Leisure Canada Inc. * (Canada)	120,000	0.44%
Silver Mining and Processing
40,000	Endeavour Silver Corp. * (Canada)	411,600
100,000	Mines Management Inc. *	220,000
7,000	Silver Wheaton Corp. (Canada)	257,250
50,000	South American Silver Corp. * (Canada)	109,700
		998,550	3.64%
Uranium Mining & Exploration
240,000	Crosshair Exploration & Mining Corp. * (Canada)	216,000
129,000	Paladin Energy Ltd. * (Canada)	431,763
2,000,000	Tournigan Energy Ltd. * (Canada)	330,000
140,000	UR-Energy Inc. *	231,000
215,000	Uranium Energy Corp. *	677,250
22,000	Uranium Energy Corp. *	69,300
		1,955,313	7.12%
Wholesale - Foods
20,000	G. Willi-Food International Limited * (Israel)	148,000	0.54%
Total for Common Stocks (Cost - $13,164,416)		19,196,150	69.89%
CORPORATE BONDS
156,000	Claude Resources, 12.0%, 5/23/2013 (Canada)	160,675
94,000	Compton Petroleum, 10.0%, 9/15/2017 (Canada)	72,850
Total for Corporate Bonds (Cost - $226,343)		233,525	0.85%
FIXED INCOME SECURITIES
250,000	GeoPetro Resources Company Fixed Income 6% 12/23/2011 (Restricted)	250,000
Total for Fixed Income Securities (Cost - $250,000)		250,000	0.91%
PREFERRED STOCK
20,000	Ashford Hospitality Trust Inc., 9% Series E Preferred	503,200
100	Comstock Mining Inc., 7.5% Series B Convertible Preferred **	100,000
9,000	Magnum Hunter Resources Corp., 8% Series D Preferred	436,500
Total for Preferred Stock (Cost - $1,038,226)		1,039,700	3.79%
REAL ESTATE INVESTMENT TRUSTS
16,800	Ashford Hospitality Trust Inc.	239,736
Total for Real Estate Investment Trusts (Cost - $119,474)		239,736	0.87%
WARRANTS
400,000	Aguila American Gold Ltd. * (Restricted) (expires 5-19-2013) (a)	-
87,500	American Vanadium Corp. * (Restricted) (expires 9-1-2012) (b)	-
50,000	Avalon Rare Metals Inc. * (expires 9-30-2011) (c)	197,500
245,000	Aztec Metals Corp. * (expires 1-28-2012) (d)	-
340,000	Border Petroleum Corp. * (Restricted) (expires 8-2-2012) (e)	19,040
142,500	Canadian Overseas Petroleum Limited * (expires 12-1-2013) (f)	-
500,000	Canarc Resource Corp. * (expires 6-13-2012) (g)	-
70,000	Caza Gold Corp. * (expires 4-2-2012) (h)	15,120
100,000	Corex Gold Corp. * (expires 9-23-2011) (i)	-
75,000	Corex Gold Corp. * (expires 7-15-2012) (j)	-

*Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the
Securities Act of 1933. These security represents 3.44% of the portfolio at May 31, 2011, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Portion or all of the security is pledged as collateral for call options written.

(a) Aguila American Gold Ltd. warrants expire May 19, 2013, with an exercise price of $0.65 Canadian.
(b) American Vanadium Corp. warrants expire September 1, 2012, with an exercise price of $1.95 Canadian.
(c) Avalon Rare Metals Inc. warrants expire September 30, 2011, with an excercise price of $3.60 Canadian.
(d) Aztec Metals Corp. warrants expire January 28, 2012, with an exercise price of $0.075 Canadian.
(e) Border Petroleum Corp. warrants expire August 2, 2012, with an exercise price of $0.35 Canadian.
(f) Canadian Overseas Petroleum Limited warrants expire December 1, 2013, with an exercise price of $0.65 Canadian.
(g) Canarc Resource Corp. warrants expire June 13, 2012, with an exercise price of $0.22 Canadian.
(h) Caza Gold Corp. warrants expire April 2, 2012, with an exercise price of $0.30 Canadian.
(i) Corex Gold Corp. warrants expire September 23, 2011, with an exercise price of $0.70 Canadian.
(j) Corex Gold Corp. warrants expire July 15, 2012, with an exercise price of $0.90 Canadian.

See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 7

Encompass Fund

		Schedule of Investments
		May 31, 2011
Shares/Principal Amount		Fair Value	% of Net Assets
WARRANTS
150,000	Crosshair Exploration & Mining Corp. * (expires 11-23-2012)	$ -
170,000	Dejour Energy Inc. * (expires 2-2-2012) (l)	2,040
11,000	Endeavour Silver Corp. * (expires 10-26-2011) (m)	73,590
83,000	EnWave Corp. * (Restricted) (expires 8-9-2012) (n)	-
25,000	Estrella Intl. Energy Svs. Ltd. * (expires 3-3-2015) (o)	-
400,000	Excelsior Mining Corp. * (Restricted) (expires 2-28-2013) (p)	-
262,500	GeoPetro Resources Company * ** (expires 9-30-2013) (q)	-
116,700	GeoPetro Resources Company * ** (expires 12-31-2013) (r)	-
62,500	GeoPetro Resources Company * ** (expires 12-23-2013) (s)	-
575,000	GeoPetro Resources Company * ** (expires 3-2-2014) (t)	-
226,958	GeoPetro Resources Company * ** (expires 4-28-2014) (u)	-
150,000	Gold Standard Ventures Corporation * (expires 9-24-2012) (v)	40,200
200,000	International PBX Ventures Ltd. (expires 11-30-2012) (w)	8,200
125,000	Leisure Canada Inc. * (expires 6-30-2011) (x)	-
55,000	NiMin Energy Corp. * (expires 9-12-2011) (y)	7,370
800,000	Nortec Minerals Corp. * (expires 7-7-2012) (z)	82,400
200,000	Oremex Resources Inc. * (expires 7-7-2011) (aa)	29,800
100,000	Oremex Resources Inc. * (expires 12-22-2011) (bb)	-
300,000	Petrodorado Energy Ltd. * (expires 12-3-2012) (cc)	-
500,000	Tournigan Energy Ltd. * (expires 7-14-2012) (dd)	-
500,000	Tournigan Energy Ltd. * (expires 12-30-2012) (ee)	-
11,000	Uranium Energy Corp. * (expires 10-26-2011) (ff)	-
10,000	Uranium Energy Corp. * (expires 6-26-2011) (gg)	500
375	Uranium Energy Corp. * (expires 3-1-2012) (hh)	-
Total for Warrants (Cost - $0)		475,760	1.73%
Money Market Funds
5,812,219	Fidelity Institutional Money Market Portfolio 0.21% ***	5,812,219
250,000	Huntington Bank Conservative Deposit Account 0.22% ***	250,000
Total for Money Market Funds (Cost - $6,062,219)		6,062,219	22.08%
	Total Investments	27,497,090	100.12%
	(Cost - $20,860,678)
	Liabilities in Excess of Other Assets	(31,730)	-0.12%
	Net Assets	$ 27,465,360	100.00%

*Non-Income producing securities during the period. ** Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These security represents 3.44% of the portfolio at May 31, 2011, and are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
*** Variable rate security; the rate shown was the rate at May 31, 2011.

(k) Crosshair Exploration & Mining Corp. warrants expire November 23, 2012, with an exercise price of $1.00 Canadian.
(l) Dejour Enterprises Ltd. warrants expire February 2, 2012, with an exercise price of $0.35 Canadian.
(m) Endeavour Silver Corp. warrants expire October 26, 2011, with an exercise price of $3.60 Canadian.
(n) EnWave Corp. warrants expire August 9, 2012, with an exercise price of $2.25 Canadian.
(o) Estrella Intl. Energy Svs. Ltd. warrants expire March 3, 2015, with a exercise price of $1.50 Canadian.
(p) Excelsior Mining Corp. warrants expire February 28, 2013, with an exercise price of $1.00 Canadian.
(q) GeoPetro Resources Company warrants expire September 30, 2013, with an exercise price of $0.75.
(r) GeoPetro Resources Company warrants expire December 31, 2013, with an exercise price of $0.75.
(s) GeoPetro Resources Company warrants expire December 23, 2013, with an exercise price of $0.50.
(t) GeoPetro Resources Company warrants expire March 2, 2014, with an exercise price of $0.75.
(u) GeoPetro Resources Company warrants expire April 28, 2014, with an exercise price of $1.00.
(v) Gold Standard Ventures Corporation warrants expire September 24, 2012, with a exercise price of $1.00 Canadian.
(w) International PBX Ventures Ltd. warrants expire November 30, 2012, with an exercise price of $0.35 Canadian.
(x) Leisure Canada Inc. warrants expire June 30, 2011, with an exercise price of $0.25 Canadian.
(y) NiMin Energy Corp. warrants expire September 12, 2011, with an exercise price of $1.55 Canadian.
(z) Nortec Minerals Corp. warrants expire July 7, 2012, with an exercise price of $0.20 Canadian.
(aa) Oremex Resources Inc. warrants expire July 7, 2011, with an exercise price of $0.15 Canadian.
(bb) Oremex Resources Inc. warrants expire December 22, 2011, with an exercise price of $0.17 Canadian.
(cc) Petrodorado Energy Ltd. warrants expire December 3, 2012, with an exercise price of $0.35 Canadian.
(dd) Tournigan Energy Ltd. warrants expire July 14, 2012, with an exercise price of $0.20 Canadian.
(ee) Tournigan Energy Ltd. warrants expire December 30, 2012, with an exercise price of $0.40 Canadian.
(ff) Uranium Energy Corp. warrants expire October 26, 2011, with an exercise price of $3.95.
(gg) Uranium Energy Corp. warrants expire June 26, 2011, with an exercise price of $3.10.
(hh) Uranium Energy Corp. warrants expire March 1, 2012, with an exercise price of $4.25.

See Note 2 for information on Restricted Securities.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 8

Encompass Fund
Schedule of Written Options May 31, 2011

Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call
Endeavour Silver Corp. * (Canada)
August 2011 Calls @ 12.50	10,000	$ 6,000
Total (Premiums Received $11,400)		$ 6,000

*Non-Income producing securities during the period. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 9

Encompass Fund

Statement of Assets and Liabilities
May 31, 2011

Assets:
Investment Securities at Market Value	$ 27,497,090
(Identified Cost - $20,860,678)
Cash Held at Broker	372,451
Receivables:
Receivables for Fund Shares Sold	214,662
Dividends and Interest	10,562
Other	1,950
Total Assets	28,096,715
Liabilities
Service Fees Payable	10,534
Management Fees Payable	23,410
Due to Brokers	591,411
Covered Call Options Written (Premiums Received $11,400)	6,000
Total Liabilities	631,355

Net Assets	$ 27,465,360
Net Assets Consist of:
Paid In Capital	$ 21,094,057
Realized Loss on Investments - Net	(270,510)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	6,641,813
Net Assets, for 1,812,144 Shares Outstanding	$ 27,465,360
(Unlimited number of shares authorized without par value)
Net Asset Value Per Share ($27,465,360/1,812,144 shares)	$ 15.16
Redemption Price (15.16 x 0.98) (Note 2)	$ 14.86

Statement of Operations
For the fiscal year ended May 31, 2011

Investment Income:
Dividends (a)	$ 32,493
Interest	44,948
Total Investment Income	77,441
Expenses:
Service Fees (Note 4)	72,158
Management Fees (Note 4)	160,351
Total Expenses	232,509

Net Investment Loss	(155,068)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	544,388
Realized Gain on Option Transactions	148,140
Net Increase in Unrealized Appreciation on Investments	4,734,392
Net Increase in Unrealized Appreciation on Options	52,740
Net Realized and Unrealized Gain on Investments	5,479,660

Net Increase in Net Assets Resulting from Operations	$ 5,324,592

(a) Net of foreign taxes withheld $1,937. The accompanying notes are an integral part of these financial statements.

2011 Annual Report 10

Encompass Fund

Statements of Changes in Net Assets
	6/1/2010	6/1/2009
	to	to
	5/31/2011	5/31/2010
Increase (Decrease) in Net Assets from Operations:
Net Investment Income (Loss)	$ (155,068)	$ (41,592)
Net Realized Gain (Loss) on Investments	544,388	(20,875)
Realized Gain on Option Transactions	148,140	2,808
Unrealized Appreciation on Investments	4,734,392	1,945,827
Unrealized Appreciation (Depreciation) on Options	52,740	(13,707)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,324,592	1,872,461
Distributions to Shareholders from:
Net Investment Income	-	-
Total Distributions Paid to Shareholders	-	-
Capital Share Transactions:
Proceeds From Sale of Shares	21,611,930	5,694,649
Proceeds From Redemption Fees (Note 2)	35,596	8,767
Shares Issued on Reinvestment of Dividends	-	-
Cost of Shares Redeemed	(8,001,822)	(2,539,290)
Net Increase from Shareholder Activity	13,645,704	3,164,126
Total Increase	18,970,296	5,036,587
Net Assets at Beginning of Period	8,495,064	3,458,477
Net Assets at End of Period (Including undistributed net investment	$ 27,465,360	$ 8,495,064
income of $0 and $0, respectively.)

Share Transactions:
Issued	1,512,782	644,035
Reinvested	0	-
Redeemed	(573,550)	(282,800)
Net increase in shares	939,232	361,235
Shares outstanding beginning of period	872,912	511,677
Shares outstanding end of period	1,812,144	872,912

Financial Highlights
Selected data for a share of capital stock outstanding	6/1/2010	6/1/2009		6/1/2008	6/1/2007	6/30/2006*
throughout the period:	to	to		to	to	to
	5/31/2011	5/31/2010		5/31/2009	5/31/2008	5/31/2007
Net Asset Value -
Beginning of Period	$ 9.73	$ 6.76		$ 9.39	$ 11.22	$ 10.00
Net Investment Income (Loss) ***	(0.13)	(0.06)		0.04	0.10	0.10
Net Gains or Losses on Securities
(realized and unrealized)	5.53	3.03		(2.61)	(1.84)	1.15
Total from Investment Operations	5.40	2.97		(2.57)	(1.74)	1.25
Less Distributions from:
Net Investment Income	0.00	0.00		(0.06)	(0.07)	(0.03)
Return of Capital	0.00	0.00		0.00	(0.02)	0.00
Total Distributions	0.00	0.00		(0.06)	(0.09)	(0.03)
Proceeds from Redemption Fee (Note 2)	0.03	0.00	+	0.00	0.00	0.00
Net Asset Value -
End of Period	$ 15.16	$ 9.73		$ 6.76	$ 9.39	$ 11.22
Total Return ****	55.81%	43.93%		(26.81)%	(15.61)%	12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 27,465	$ 8,495		$ 3,458	$ 3,051	$ 1,922
Ratio of Expenses to Average Net Assets	1.45%	1.45%		1.45%	1.45%	1.45%	**
Ratio of Net Income (Loss) to Average Net Assets	(0.96)%	(0.67)%		0.67%	1.01%	1.15%	**
Portfolio Turnover Rate	25.57%	21.50%		37.56%	32.52%	11.26%

+ Amount calculated is less than $0.005.
* Commencement of investment operations.
** Annualized
*** Calculated using the average shares method.
**** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2011 Annual Report 11

NOTES TO FINANCIAL STATEMENTS
ENCOMPASS FUND
MAY 31, 2011

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: All investments in securities are recorded at their estimated fair value, as described in note 3.

SHARE VALUATION: The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share is equal to the net asset value per share, except that shares of each fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. To discourage large and frequent short-term trades by investors, and to compensate the Fund for costs that may be incurred by such trades, the Fund imposed the redemption fee. During the fiscal year ended May 31, 2011 proceeds from redemption fees were $35,596.

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 6 for additional disclosure on options transactions.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at May 31, 2011, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the Units were purchased; the restrictions on the sale of the Units; and the market price of the stock relative to the exercise price of the warrant. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

2011 Annual Report 12

Notes to the Financial Statements - continued

	Acquisition			Fair Value
Restricted Security	Date	Cost	Units	per Unit	Fair Value
Aguila American Gold Ltd.	5/11/2011	$374,571	800,000	$0.389	$ 311,200
Aguila American Gold Ltd. - Warrants	5/11/2011	0	400,000	0.000	0
American Vanadium Corp.	2/25/2011	238,516	175,000	1.567	274,225
American Vanadium Corp. - Warrants	2/25/2011	0	87,500	0.000	0
Aztec Metals Corp.	3/11/2010	39,085	790,000	0.040	31,600
Border Petroleum Corp.	2/7/2011	171,821	680,000	0.380	258,400
Border Petroleum Corp. - Warrants	2/7/2011	0	340,000	0.056	19,040
Brazil Resources Inc.	8/16/2010	191,785	600,000	1.177	706,200
Comstock Mining Inc. *	10/20/2010	100,000	100	1,000.000	100,000
EnWave Corp.	1/31/2011	301,240	166,000	1.984	329,344
EnWave Corp. - Warrants	1/31/2011	0	83,000	0.000	0
Excelsior Mining Corp.	2/28/2011	493,776	800,000	0.528	422,400
Excelsior Mining Corp. - Warrants	2/28/2011	0	400,000	0.000	0
GeoPetro Resources Company **	12/27/2010	250,000	250,000	1.000	250,000
GeoPetro Resources Company	9/20/2010	1,124,530	2,362,946	0.358	845,935
GeoPetro Resources Company - Warrants	9/20/2010	0	262,500	0.000	0
GeoPetro Resources Company - Warrants	12/31/2010	0	116,700	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	62,500	0.000	0
GeoPetro Resources Company - Warrants	3/2/2011	0	575,000	0.000	0
GeoPetro Resources Company - Warrants	5/12/2011	0	226,958	0.000	0
United States Antimony Corp.	4/7/2011	272,000	680,000	2.403	1,634,040
					$ 5,182,384

* 7.5% Series B Convertible Preferred.
** Fixed Income 6% 12/31/2011.

The restricted securities represented 15.42% of the Fund’s net assets at May 31, 2011. The Fund has no right to require registration of unregistered securities. Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933 have been identified on the Schedule of Investments.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2008-2010), or expected to be taken on the Fund’s 2011 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and State tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of

2011 Annual Report 13

Notes to the Financial Statements - continued

contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS: As of May 31, 2011, the Fund recorded a permanent book/tax difference of $155,068 from net investment loss to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and realized gains/(losses) on a tax basis, which is considered to be more informative to shareholders.

SUBSEQUENT EVENTS: Management has evaluated the impact of all subsequent events on the Fund through the date the issuance of these financial statements and has noted no such events requiring disclosure.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. As required by the fair value topic of the FASB Accounting Standards Codification, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The topic also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. The three-tier hierarchy of inputs is summarized below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuating the asset or liability, and would be based on the best information available.

The following tables summarizes the inputs used to value the Fund’s assets and liabilities measured at fair value as of May 31, 2011:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$14,382,806	$4,781,744	$31,600	$19,196,150
Corporate Bonds	233,525	0	0	233,525
Fixed Income Securities	0	0	250,000	250,000
Preferred Stock	939,700	0	100,000	1,039,700
Real Estate Investment Trusts	239,736	0	0	239,736
Warrants	0	475,760	0	475,760
Money Market Funds	6,062,219	0	0	6,062,219
Total	$21,857,986	$5,257,504	$381,600	$27,497,090

Valuation Inputs of Liabilities	Level 1	Level 2	Level 3	Total
Written Options	$0	$6,000	$0	$6,000
Total	$0	$6,000	$0	$6,000

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. It is the Fund’s policy to consider transfers into or out of level 1 or level 2 as of the end of the reporting period. As of May 31, 2011, common stock with a fair value of $31,600 were transferred from level 1 to level 3. Additionally, as of May 31, 2011, preferred stock with a fair value of $100,000 were transferred from level 2 to level 3. Also, as of May 31, 2011, fixed income securities with a fair value of $250,000 were transferred from level 1 to level 3. The above securities were transferred by management to provide shareholders with a better understanding of valuation techniques assessed by management. No other transfers occurred during the period.

The Fund’s assets assigned to level 3 input category are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Board. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities valued at level 3 have been valued based upon a market approach in which management assesses quantitative factors, such as the last trade price and financial condition of the underlying issuer, as well as qualitative factors, such as reputation of the underlying issuer. Management reviews the subsequent trading activity to determine if the valuation techniques used were reasonable.

The following is a reconciliation of assets for which level 3 inputs were used in determining value:

2011 Annual Report 14

Notes to the Financial Statements - continued

Common Stock
Beginning balance at May 31, 2010	$ 0
Total realized gain (loss)	0
Change in unrealized appreciation (depreciation)	0
Cost of purchases	350,000
Net transfers in/out of level 3	31,600
Ending balance at May 31, 2011	$ 381,600

The total change in unrealized appreciation (depreciation) included in the statement of operations attributable to level 3 investments still held at May 31, 2011 includes $0.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stock including corporate bonds, fixed income securities, preferred stock, real estate investment trusts, warrants and convertible bonds). Equity securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are not readily available are valued at their last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as a level 2. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees and are generally categorized in level 2 or level 3 of the fair value hierarchy.

Money market securities. Money market securities are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Options. Option positions that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. To the extent these option positions are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. Lacking a last sale price, an option position, is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the option position. When a bid price is used for valuation or when the security is not actively traded, those securities are valued at their last bid price and are generally categorized in level 2 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

4.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and

2011 Annual Report 15

Notes to the Financial Statements - continued

executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of May 31, 2011) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the fiscal year ended May 31, 2011, the Adviser earned management fees totaling $160,351, of which $23,410 was still due to the Adviser at May 31, 2011. For the same period the Adviser earned services fees of $72,158, of which $10,534 was still due to the Adviser at May 31, 2011. Trustees who are not interested persons of the Fund were paid a total of $4,200 in Trustees’ fees by the Fund's Adviser for the fiscal year ended May 31, 2011.

5.) INVESTMENT TRANSACTIONS
For the fiscal year ended May 31, 2011, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $11,683,924 and $3,032,206 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

6.) PUT & CALL OPTIONS
As of May 31, 2011, Fund portfolio securities valued at $15,640 were held by the Fund as collateral for options written by the Fund.

Transactions in written options during the fiscal year ended May 31, 2011 were as follows:

Number of		Premiums
	Contracts	Received
Options outstanding at May 31, 2010	640	$148,796
Options written	1,218	$71,021
Options exercised	(100)	($29,685)
Options expired	(1,408)	($154,283)
Options terminated in closing purchase transactions	(250)	($24,449)
Options outstanding at May 31, 2011	100	$11,400

Transactions in purchased options during the fiscal year May 31, 2011 were as follows:

Number of		Premiums
	Contracts	Received
Options outstanding at May 31, 2010	0	$0
Options purchased	575	$22,345
Options exercised	0	$0
Options expired	(575)	($22,345)
Options terminated in closing purchase transactions	0	$0
Options outstanding at May 31, 2011	0	$0

The location on the statement of assets and liabilities of the Fund's derivative positions, which are not accounted for as hedging instruments under GAAP, is as follows:

Liability
Derivatives
Call options written	($6,000)

Realized and unrealized gains and losses on derivatives contracts entered into during the fiscal year ended May 31, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

		Realized		Unrealized
	Location	Gain/(Loss)	Location	Gain/(Loss)
Options	Realized Gain		Net Increase/(Decrease)
Transactions	(Loss) on Options	$148,140	in Unrealized Appreciation	$52,740
	Transactions		on Options

The selling of written call options may tend to reduce volatility of the Fund because the premiums received from selling the options will reduce any losses on the underlying securities, but only by

2011 Annual Report 16

Notes to the Financial Statements - continued

the amount of the premiums. However, selling the options may also limit the Fund’s gain on the underlying securities. Written call options expose the Fund to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The purchase of options limits the Fund’s potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investments than if the transaction were effected directly.

7.) TAX MATTERS

There were no distributions paid during the fiscal years ended May 31, 2011 and 2010.

As of May 31, 2011, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

Undistributed ordinary income	$-0	-

Capital loss carryforwards expire as follows: 2017+	$68,129
2018	202,381
	$270,510

Gross unrealized appreciation on investment securities	$8,004,335
Gross unrealized depreciation on investment securities	(1,362,522)
Net unrealized appreciation on investment securities	$6,641,813

Cost of investment securities including short term investments	$20,860,678

+ The capital loss carryforwards will be used to offset any capital gains realized by the Fund in future years through the expiration date. The Fund will not make distributions from capital gains while a capital loss carryforward remains.

8.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at May 31, 2011 was $21,094,057 representing 1,812,144 shares outstanding.

9.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2011, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, approximately 65.74% of the Fund and therefore may be deemed to control the Fund.

10.) NEW ACCOUNTING PRONOUNCEMENT
In January 2010, the Financial Accounting Standards Baord (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 amends FASB accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU 2010-06 will have on the Fund’s financial statement disclosures.

2011 Annual Report 17

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2011 Annual Report 18

ADDITIONAL INFORMATION

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On May 13, 2011 the Board of Trustees considered the renewal of the Management Agreement. In reviewing the Management Agreement, the Board of Trustees received materials from the Adviser addressing the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the materials provided to the Trustees included information regarding the Fund's performance compared to a group of funds of similar size, style and objective that were categorized by Morningstar as World Stock funds (the "Peer Group"). The Trustees also received performance information for the Wilshire 5000 Index (the "Index"). The performance data was presented for various periods through March 31, 2011. The Trustees noted that the Fund outperformed the Peer Group for the 12 month period, year-to-date period ended March 31, 2011, the calendar year 2010 and the 3 Year period. The Fund was up 51.38% for the 12 month period ended March 31, 2011 compared to a return of 19.13% for the Peer Group and 17.32% return for the Index. During calendar year 2010 the Fund outperformed the Index and the Peer Group, having generated a 60.00% total return compared to 17.16% for the Index and 18.88% for the Peer Group. For the 3 year period ended March 31, 2011 the Fund outperformed both the Peer Group and the Index having generated a 20.16% total return compared to 3.45% for the Index and 3.92% for the Peer Group. The Trustees also noted that the Fund also outperformed the Index for the period from the Fund's inception through March 31, 2011, having generated a 9.18% total return compared to 3.63% for the Index.

As to the nature, extent and quality of the services provided by the Adviser, the Trustees analyzed the Adviser's experience and capabilities. The Adviser reviewed and discussed with the Board the Adviser's Form ADV and Code of Ethics certifications. The Adviser summarized the information provided to the Board and discussed the it's investment management experience. Furthermore, the Adviser discussed the it's financial condition and discussed the firm's ability to meet its obligations under the Management Agreement. The Board concluded that the nature and extent of the services provided by the Adviser were consistent with their expectations, including the quality of services provided by the portfolio managers. The Trustees also concluded that the Adviser has the resources to provide quality advisory services to the Fund.

As to the costs of the services to be provided, the Board reviewed the fees under the Management Agreement compared to the Peer Group. The Fund's expense ratio of 1.45% was lower than its Peer Group's average expense ratio of 1.72% . The Trustees then reviewed the management fee ratio of the Fund compared its Peer Group and noted that the management fee ratio of 1.00% was above the category average of 0.73%, but within the range of the Peer Group. The Trustees also noted that the Fund has no front-end load, deferred-load, or 12b-1 expense. The category averages for front-end loads, deferred-loads and 12b-1 expenses were 0.82%, 0.64% and 0.41%, respectively. The Adviser noted that it is paying substantially all operating expenses of the Fund and that it's relationship with the Fund has resulted in a slight profit to the Adviser. The Adviser also stated that in addition to advisory services, the Adviser also provides the Fund with officers, including the CCO, marketing support and office space. The Board and the Adviser then reviewed the 15(c) Questionnaire completed by the Adviser and provided to the Board prior to the Meeting. Included in the Questionnaire, the Board reviewed the Adviser's profitability analysis, comparative fees and economies of scale analysis. It was noted that for the 12 month period ended April 30, 2011 the Adviser earned revenue of $209,225, which included the advisory and services fees earned, and incurred direct operating expenses of $195,654. The Board further noted that the Fund was marginally profitable (with a profit of $13,571) before indirect expenses. The Adviser then indicated that although it was only marginally profitable for the 12 month period ended April 30, 2011, the Adviser has the resources to provide quality advisory services to the Fund.

As to the economies of scale and other benefits the Board discussed with the Adviser whether it believes that it is likely in the near future to experience economies of scale in connection with the services provided to the Fund. The Adviser indicated that it would consider adding breakpoints in the future as the Fund grows, however, through April 30, 2011, the amount of time spent managing the Fund and other duties are still substantial enough to keep fees at the present rate. The

2011 Annual Report 19

Additional Information - continued

Adviser did further indicate that it is committed to reducing fees as economies of scale are realized. The Trustees concluded that the advisory fee was reasonable and that given the current asset level, the implementation of breakpoints in the advisory fee was premature.

Next, the Independent Trustees met in executive session to discuss the continuation of the Management Agreement. The officers of the Trust were excused during this discussion.

Upon reconvening the meeting, the Trustees reported that after further consideration, they were satisfied with the performance of the Fund. They concluded that the nature and extent of services provided by the Adviser was consistent with the Board's expectations. The Trustees also concluded that the Adviser has sufficient resources and had provided quality advisory services to the Fund. The Board agreed that that the fees paid pursuant to the Management Agreement were reasonable and that the while the Adviser was marginally profitable before indirect expenses for the 12 month period ended April 30, 2011, the fees earned by the Adviser were reasonable when considering the amount of time spend managing the Fund. The Trustees noted that the Adviser indicated that it will consider adding breakpoints in the future as the Fund grows. It was the consensus of the Trustees, including the Independent Trustees, that the renewal of the Management Agreement would be in the best interests of the Fund and shareholders.

2011 Annual Report 20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Encompass Fund, a Series of the Encompass Funds

We have audited the accompanying statement of assets and liabilities of the Encompass Fund, a Series of the Encompass Funds (the "Fund"), including the schedule of investments, as of May 31, 2011 and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the four years in the period then ended and the period June 30, 2006 (commencement of investment operations) through May 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of May 31, 2011, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Encompass Fund, a Series of the Encompass Funds as of May 31, 2011, the results of its operations and changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania
July 28, 2011

2011 Annual Report 21

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified. The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge upon request, by calling 1-888-463-3957. The Trustees and Executive Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
Name,	Position	Length of	Principal	Number of	Directorships
Address(1),	with the	Time Served	Occupation(s)	Portfolios	Held By
and Age	Trust		During	Overseen By	Trustee or
			Past 5 Years	Trustee	Officer

Malcolm H. Gissen(2), 67	President,	Since 2006	President, Malcolm H. Gissen &	1	None
	Treasurer		Associates, Inc. (1985-Present).
	and Trustee		President, Brick Asset
Management, Inc. (2006-Present).

Marshall G. Berol, 74	Secretary	Since 2006	Principal, BL/SH Financial (1990-	N/A	N/A
	and Chief		present), Chief Investment
	Compliance		Officer, Malcom H. Gissen &
	Officer		Associates, Inc. (2000-Present),
Secretary, Brick Asset
Management, Inc. (2006-Present).

Independent Trustees

			Principal	Number of	Other
Name,	Position	Length of	Occupation(s)	Portfolios	Directorships
Address(1),	with the	Time Served	During	Overseen By	Held By
and Age	Trust		Past 5 Years	Trustee	Trustee or
Officer

Sol Coffino, 67	Independent	Since 2006	Senior Vice President, Taxes &	1	None
	Trustee		Acquisition Services, Fremont
Group (1997-Present).

John F. Runkel, 56	Independent	Since 2006	General Counsel, Affymetrix, Inc.	1	None
	Trustee		(2008-Present). General Counsel,
Intuitive Surgical, Inc. (2006-2008).

William P. Twomey, 68	Independent	Since 2006	Retired (2006-Present). Chief	1	None
	Trustee		Financial Officer, Morrison &
Foerster, LLP (1994-2006).

(1)The address of each trustee and officer is c/o Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109.
(2)Malcolm H. Gissen is considered an "interested person" as defined in Section 2(a)(19) of the Investment Company Act of 1940 by
virtue of his affiliation with the Adviser.

2011 Annual Report 22

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. The registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 5/31/11	FYE 5/31/10
Audit Fees	$11,500	$11,000
Audit-Related Fees	$0	$0
Tax Fees	$1,900	$2,000
All Other Fees	$0	$0

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 5/31/11	FYE 5/31/10
Registrant	$1,900	$2,000
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 Certification of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen
      Malcolm H. Gissen
      President

Date:           8/5/11

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen
      Malcolm H. Gissen
      President

Date:           8/5/11

By: /s/ Malcolm H. Gissen
      Malcolm H. Gissen
      Chief Financial Officer

Date:           8/5/11